                                                                   EXHIBIT 10.27

                               September 30, 2001

Southern Energy Homes, Inc.
144 Corporate Way
Addison, Alabama  35540

         RE: LOANS BY AMSOUTH BANK, AS AGENT AND LENDER, AND AMSOUTH CAPITAL CORP. AS ADMINISTRATIVE AGENT TO SOUTHERN ENERGY HOMES, INC. AND ITS SUBSIDIARIES

Ladies/Gentlemen:

                  Reference is made to the Loan and Security Agreement, dated as of March 9, 2001 (the "Loan Agreement"), among the financial institutions party thereto, AmSouth Bank, as Agent, AmSouth Capital Corp., as Administrative Agent, Southern Energy Homes, Inc. ("SEHI") and the Subsidiaries of SEHI listed on the signature pages thereto. Capitalized terms not otherwise described herein that are defined in the Loan Agreement shall have the meanings provided in the Loan Agreement.

                  The undersigned agree that Section 9.23 of the Loan Agreement is amended to read as follows:

         SECTION 9.23      OPERATING LEASE OBLIGATIONS.

                  No Borrower nor any Subsidiary shall enter into, or suffer to exist, any lease that commences after the date of this Agreement of real or personal property as lessee or sublessee (other than (i) all Capital Leases and (ii) renewals and renegotiated leases with respect to leases that were in effect on the date of this Agreement (provided, if a renewal or renegotiated lease has Rentals in excess of the original lease, such excess shall be included in calculating compliance with the limit below), if, after giving effect thereto, the aggregate amount of Rentals (as hereinafter defined) payable by Borrowers and their Subsidiaries on a consolidated basis in any Fiscal Year in respect of such lease and all other such leases would exceed $200,000 (such amount being referred to herein as "Permitted Rentals"). The term "Rentals" means all payments due from the lessee or sublessee under a lease that commences after the date of this Agreement, including, without limitation, basic rent, percentage rent, property taxes, utility or maintenance costs, and insurance premiums.

                  The undersigned further agree that the effectiveness of this amendment shall be retroactive to March 9, 2001 with the same effect as if
Section 9.23 to the Loan Agreement had always read as set forth above.

                  Except as set forth above, the Loan Agreement and the other Loan Documents are ratified and confirmed in all respects.



                                       Very truly yours,

                                       AMSOUTH BANK, as Agent and as a Lender



                                       By
                                         ---------------------------------------
                                       Its
                                          --------------------------------------



                                       AMSOUTH CAPITAL CORP., as Administrative
                                       Agent



                                       By
                                         ---------------------------------------
                                       Its
                                          --------------------------------------



Agreed as of the date first written above:

SOUTHERN ENERGY HOMES, INC.
AL/TEX HOMES, INC.
WENCO FINANCE, INC.
MH TRANSPORT, INC.
SOUTHERN ENERGY HOMES RETAIL CORP.



By
  ---------------------------------------
Its
   --------------------------------------

                                  REAFFIRMATION

                  Each of the undersigned consents to the foregoing letter agreement and reaffirms its obligations under its Guaranty of the Loan Agreement dated March 9, 2001 and each other Loan Document to which it is a party.



                                       SOUTHERN ENERGY HOMES OF NORTH
                                         CAROLINA, INC.
                                       SOUTHERN ENERGY HOMES OF
                                         PENNSYLVANIA, INC.
                                       BR AGENCY, INC.



                                       By
                                         ---------------------------------------
                                       Its
                                          --------------------------------------

                                 AMENDMENT NO. 1
                                       TO
                           LOAN AND SECURITY AGREEMENT

                                February 21, 2002

Southern Energy Homes, Inc.
AL/Tex Homes, Inc.
Wenco Finance, Inc.
MH Transport, Inc.
Southern Energy Homes Retail Corp.
144 Corporate Way
Addison, Alabama  35540

Ladies and Gentlemen:

                  Reference is made to the Loan and Security Agreement dated as of March 9, 2001 among each of you ("Borrowers"), the Lenders party thereto ("Lenders"), AmSouth Bank, as agent ("Agent") and AmSouth Capital Corp., as administrative agent (as amended by the letter agreement dated September 30, 2001, the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

                  Borrowers have requested that Lenders agree to amend the Loan Agreement in certain respects. Lenders have agreed to the foregoing, on the terms and conditions contained herein.

                  Therefore, the parties hereto agree as follows:

                  1. Amendments to Loan Agreement. The Loan Agreement is hereby amended with retroactive effect to December 30, 2001 as follows:

                  (a)      Clause (g) of the definition of "EBITDA" in Section
1.1 of the Loan Agreement is amended by inserting the following at the end of such clause:

         (plus, solely for the purposes of determining (i) compliance with Section 9.24 for the fiscal quarter ending December 31, 2001, and (ii) determining the Interest Coverage Ratio solely for the periods including the fiscal quarters ending December 31, 2001, March 31, 2002, June 30, 2002, and September 30,
         2002, the $1,637,841 write down of goodwill associated with the Clanton, Alabama and Tuscaloosa, Alabama retail locations in the fiscal quarter ending December 31, 2001 and the $750,100 write down of Borrower's interest in the Texas WoodPerfect joint venture in the fiscal quarter ending December 31, 2001)

                  (b) Section 9.22 of the Loan Agreement is amended by inserting the following at the end of such Section:

         ; provided, the aggregate amount of all Capital Expenditures by Borrowers and their Subsidiaries on a consolidated basis for the Fiscal Year ending December 31, 2001 may be in an amount not exceeding $1,100,000.

                  2. Scope. This Amendment No. 1 to Loan and Security Agreement (the "Amendment") shall have the effect of amending the Loan Agreement and the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

                  3. Conditions to Effectiveness. This Amendment shall be effective immediately upon the execution and delivery of this Amendment by Agent and each Lender, acceptance hereof by Borrowers and the acknowledgment hereof by each guarantor of the Loan Agreement.



                                       Very truly yours,

                                       AMSOUTH BANK, as Agent and a Lender



                                       By
                                         ---------------------------------------
                                       Title:
                                             -----------------------------------



Acknowledged and agreed to this 21 day of February, 2002.

SOUTHERN ENERGY HOMES, INC.
AL/TEX HOMES, INC.
WENCO FINANCE, INC.
MH TRANSPORT, INC.
SOUTHERN ENERGY HOMES RETAIL
  CORP.



Each By
       -----------------------------
Title
     -------------------------------

                                 ACKNOWLEDGMENT

                  Each of the undersigned as of the date first written above (a) consents and agrees to the foregoing Amendment No. 1, (b) reaffirms its obligations under its Guaranty in favor of the Agent and the other Lenders and under the other Loan Documents to which it is a party, and (c) agrees that each reference in the Loan Documents to which it is a party to the Loan Agreement shall be a reference to the Loan Agreement as amended by Amendment No. 1.



Dated: February 21, 2002



                                       SOUTHERN ENERGY HOMES OF NORTH
                                         CAROLINA, INC.
                                       SOUTHERN ENERGY HOMES OF
                                         PENNSYLVANIA, INC.
                                       BR AGENCY, INC.



                                       Each By
                                              ----------------------------------
                                       Title
                                            ------------------------------------

                                 AMENDMENT NO. 2
                                       TO
                           LOAN AND SECURITY AGREEMENT

                                 August 30, 2002

Southern Energy Homes, Inc.
AL/Tex Homes, Inc.
Wenco Finance, Inc.
MH Transport, Inc.
Southern Energy Homes Retail Corp.
144 Corporate Way
Addison, Alabama  35540

Ladies and Gentlemen:

                  Reference is made to the Loan and Security Agreement dated as of March 9, 2001 among each of you ("Borrowers"), the Lenders party thereto ("Lenders"), AmSouth Bank, as agent ("Agent") and AmSouth Capital Corp., as administrative agent (as amended, the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

                  Borrowers have requested that Lenders agree to amend the Loan Agreement in certain respects. Lenders have agreed to the foregoing, on the terms and conditions contained herein.

                  Therefore, the parties hereto agree as follows:

                  4. Amendment to Loan Agreement. Section 9.22 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 9.22      CAPITAL EXPENDITURES.

                  No Borrower nor any Subsidiary shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrowers and their Subsidiaries on a consolidated basis would exceed $1,000,000 in any Fiscal Year; provided, such Capital Expenditures may be in an amount up to $2,600,000 for the Fiscal Year ending December 31, 2002.

                  5. Scope. This Amendment No. 2 to Loan and Security Agreement (this "Amendment") shall have the effect of amending the Loan Agreement and the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

                  6. Conditions to Effectiveness. This Amendment shall be effective immediately upon the execution and delivery of this Amendment by Agent and each Lender, acceptance hereof by Borrowers and the acknowledgment hereof by each guarantor of the Loan Agreement.



                                       Very truly yours,

                                       AMSOUTH BANK, as Agent and a Lender



                                       By
                                         ---------------------------------------
                                       Title:
                                             -----------------------------------



Acknowledged and agreed to this 30th day of August, 2002.

SOUTHERN ENERGY HOMES, INC.
AL/TEX HOMES, INC.
WENCO FINANCE, INC.
MH TRANSPORT, INC.
SOUTHERN ENERGY HOMES RETAIL
  CORP.



Each By
       --------------------------
Title
     ----------------------------

                                 ACKNOWLEDGMENT

                  Each of the undersigned as of the date first written above (a) consents and agrees to the foregoing Amendment No. 2, (b) reaffirms its obligations under its Guaranty in favor of the Agent and the other Lenders and under the other Loan Documents to which it is a party, and (c) agrees that each reference in the Loan Documents to which it is a party to the Loan Agreement shall be a reference to the Loan Agreement as amended by Amendment No. 2.



Dated: August 30, 2002



                                       SOUTHERN ENERGY HOMES OF NORTH
                                         CAROLINA, INC.
                                       SOUTHERN ENERGY HOMES OF
                                         PENNSYLVANIA, INC.
                                       BR AGENCY, INC.



                                       Each By
                                              ----------------------------------
                                       Title
                                            ------------------------------------

                                 AMENDMENT NO. 3
                                       TO
                           LOAN AND SECURITY AGREEMENT

                                November 7, 2002

Southern Energy Homes, Inc.
AL/Tex Homes, Inc.
Wenco Finance, Inc.
MH Transport, Inc.
Southern Energy Homes Retail Corp.
144 Corporate Way
Addison, Alabama  35540

Ladies and Gentlemen:

                  Reference is made to the Loan and Security Agreement dated as of March 9, 2001 among each of you ("Borrowers"), the Lenders party thereto ("Lenders"), AmSouth Bank, as agent ("Agent") and AmSouth Capital Corp., as administrative agent (as amended by the letter agreement dated September 30, 2001, Amendment No. 1 dated February 21, 2002 and Amendment No. 2 dated August 30, 2002, the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

                  Borrowers have requested that Lenders agree to amend the Loan Agreement in certain respects. Lenders have agreed to the foregoing, on the terms and conditions contained herein.

                  Therefore, the parties hereto agree as follows:

                  7. Amendments to Loan Agreement. The Loan Agreement is hereby amended with retroactive effect to September 27, 2002 as follows:

                  (a)      Clause (g) of the definition of "EBITDA" in Section
1.1 of the Loan Agreement is amended by replacing, in its entirety, the parenthetical that was inserted at the end of such clause (g) pursuant to Amendment No. 1 to Loan and Security Agreement, with the following:

         (plus, solely for the purposes of determining (A) (i) compliance with Section 9.24 for the fiscal quarter ending nearest December 31, 2001, and (ii) determining the Interest Coverage Ratio solely for the periods including the fiscal quarters ending nearest December 31, 2001, March 31, 2002, June 30, 2002, and September 30, 2002, to the extent deducted for purposes of calculating net income, the $1,637,841 write down of goodwill associated with the closing of the Clanton, Alabama and Tuscaloosa, Alabama retail locations in the fiscal quarter ending nearest December 31, 2001 and the $750,100 write down of Borrower's interest in the Texas WoodPerfect joint venture in the fiscal quarter ending nearest December 31, 2001 and (B) (i) compliance with Section
         9.24 for the fiscal quarter ending nearest September 30, 2002, and (ii) determining Interest Coverage Ratio solely for periods including the fiscal quarters ending nearest September 30, 2002, December 31, 2002, March 31, 2003, and June 30, 2003, to the extent deducted for purposes of determining net income, the $4,590,896 charge for discontinued operations associated with the closing of the following retail locations in the fiscal quarter ending nearest September 30, 2002: Albertville, Alabama; Clanton, Alabama; Tuscaloosa, Alabama; Cullman, Alabama; North Charleston, South Carolina; Summerville, South Carolina; and Gallatin, Tennessee)

                  (b) Section 9.24 of the Loan Agreement is amended and restated in its entirety, retroactive to September 27, 2002, as follows:

         SECTION 9.24      MINIMUM QUARTERLY EBITDA.

                  Borrowers shall achieve EBITDA for each fiscal quarter set forth below in an amount not less than the amount set forth below opposite such fiscal quarter:

                     Fiscal Quarter Ending Nearest            Minimum EBITDA
                     -----------------------------            --------------
                     March 31, 2001                            $(1,750,000)
                     June 30, 2001                             $   500,000
                     September 30, 2001                        $ 1,000,000
                     December 31, 2001                         $   250,000
                     March 31, 2002                            $  (750,000)
                     June 30, 2002                             $ 1,000,000
                     September 30, 2002                        $   680,000
                     December 31, 2002                         $   500,000
                     March 31, 2003                            $  (250,000)
                     June 30, 2003                             $ 1,250,000
                     September 30, 2003                        $ 1,250,000
                     December 31, 2003                         $   750,000

                  8. Scope. This Amendment No. 3 to Loan and Security Agreement (the "Amendment") shall have the effect of amending the Loan Agreement and the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

                  9. Conditions to Effectiveness. This Amendment shall be effective immediately upon the execution and delivery of this Amendment by Agent and each Lender, acceptance hereof by Borrowers and the acknowledgment hereof by each guarantor of the Loan Agreement.



                                       Very truly yours,

                                       AMSOUTH BANK, as Agent and a Lender



                                       By
                                         ---------------------------------------
                                       Title:
                                             -----------------------------------

Acknowledged and agreed to this
_____ day of November, 2002.

SOUTHERN ENERGY HOMES, INC.
AL/TEX HOMES, INC.
WENCO FINANCE, INC.
MH TRANSPORT, INC.
SOUTHERN ENERGY HOMES RETAIL
  CORP.



Each By
       ----------------------------
Title
     ------------------------------

                                 ACKNOWLEDGMENT

                  Each of the undersigned as of the date first written above (a) consents and agrees to the foregoing Amendment No. 3, (b) reaffirms its obligations under its Guaranty in favor of the Agent and the other Lenders and under the other Loan Documents to which it is a party, and (c) agrees that each reference in the Loan Documents to which it is a party to the Loan Agreement shall be a reference to the Loan Agreement as amended by Amendment No. 1.



Dated: November __, 2002



                                       SOUTHERN ENERGY HOMES OF NORTH
                                         CAROLINA, INC.
                                       SOUTHERN ENERGY HOMES OF
                                         PENNSYLVANIA, INC.
                                       BR AGENCY, INC.



                                       Each By
                                              ----------------------------------
                                       Title
                                            ------------------------------------

                                 AMENDMENT NO. 4
                                       TO
                           LOAN AND SECURITY AGREEMENT

                                 March 25, 2003

Southern Energy Homes, Inc.
AL/Tex Homes, Inc.
Wenco Finance, Inc.
MH Transport, Inc.
Southern Energy Homes Retail Corp.
144 Corporate Way
Addison, Alabama  35540

Ladies and Gentlemen:

                  Reference is made to the Loan and Security Agreement dated as of March 9, 2001 among each of you ("Borrowers"), the Lenders party thereto ("Lenders"), AmSouth Bank, as agent ("Agent") and AmSouth Capital Corp., as administrative agent (as amended, the "Loan Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

                  Borrowers have requested that Lenders agree to amend the Loan Agreement in certain respects. Lenders have agreed to the foregoing, on the terms and conditions contained herein.

                  Therefore, the parties hereto agree as follows:

                  10. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

                  (a)      Clause (g) of the definition of "EBITDA" in Section
1.1 of the Loan Agreement is amended retroactive to January 3, 2003 by replacing, in its entirety, the parenthetical that was inserted at the end of such clause (g) pursuant to Amendment No. 3 to Loan and Security Agreement, with the following:

         (plus, solely for the purposes of determining (A) (i) compliance with Section 9.24 for the fiscal quarter ending nearest December 31, 2001, and (ii) determining the Interest Coverage Ratio solely for the periods including the fiscal quarters ending nearest December 31, 2001, March 31, 2002, June 30, 2002, and September 30, 2002, to the extent deducted for purposes of calculating net income, the $1,637,841 write down of goodwill associated with the closing of the Clanton, Alabama and Tuscaloosa, Alabama retail locations in the fiscal quarter ending nearest December 31, 2001 and the $750,100 write down of Borrower's interest in the Texas WoodPerfect joint venture in the fiscal quarter ending nearest December 31, 2001, (B) (i) compliance with Section
         9.24 for the fiscal quarter ending nearest September 30, 2002, and (ii) determining Interest Coverage Ratio solely for periods including the fiscal quarters ending nearest September 30, 2002, December 31, 2002, March 31, 2003, and June 30, 2003, to the extent deducted for purposes of determining net income, the $4,590,896 charge for discontinued operations associated with the closing of the following retail locations in the fiscal quarter ending nearest September 30, 2002: Albertville, Alabama; Clanton, Alabama; Tuscaloosa, Alabama; Cullman, Alabama; North Charleston, South Carolina; Summerville, South Carolina; and Gallatin, Tennessee, and (C) (i) compliance with Section 9.24 for the fiscal quarter ending nearest December 31, 2002, and
         (ii) determining Interest Coverage Ratio solely for periods including the fiscal quarters ending nearest December 31, 2002, March 31, 2003, June 30, 2003 and September 30, 2003,
         to the extent deducted for purposes of determining net income, the $104,427 charge for the write down of the value of retail inventory in the fiscal quarter ending nearest December 31, 2002 and the

         $5,664,892 charge for the loss realized upon the sale of Wenco's portfolio of retail installment contracts in the fiscal quarter ending nearest December 31, 2002)

                  (b)      The definition of "Maximum Revolver Amount" in
Section 1.1 of the Loan Agreement is amended by deleting the reference to "$40,000,000" and inserting "$10,000,000" in its place.

                  (c)      The definition of "Revolving Commitment" in Section
1.1 of the Loan Agreement is amended and restated in its entirety to read as follows:

                  "Revolving Commitment" means, with respect to each Lender, the amount set forth below such Lender's name on the signature page to Amendment No. 4 to Loan and Security Agreement dated March 25, 2003, or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.3, as such commitment may be adjusted from time to time in accordance with the provisions of Section 13.3.

                  (d) Section 2.1 of the Loan Agreement is amended by deleting the reference to "$40,000,000" and inserting "$10,000,000 in its place.

                  (e) Section 9.24 of the Loan Agreement is amended retroactive to January 3, 2003 by deleting the reference to "$500,000" opposite "December 31, 2002" and inserting "($1,400,000)" in its place.

                  11. Release of Security Interest in Motor Vehicles and Aircraft. Agent hereby releases its security interest in the aircraft and motor vehicles of Borrowers in which it has a security interest on the date of this Amendment No. 4 to Loan and Security Agreement (this "Amendment") and Agent agrees to execute, at the expense of Borrowers, such documents as Borrowers may reasonably request to further evidence such release.

                  12. Scope. This Amendment shall have the effect of amending the Loan Agreement and the other Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

                  13. Conditions to Effectiveness. This Amendment shall be effective immediately upon the execution and delivery of this Amendment by Agent and each Lender, acceptance hereof by Borrowers and the acknowledgment hereof by each guarantor of the Loan Agreement.



                                       Very truly yours,

                                       AMSOUTH BANK, as Agent and a Lender



                                       By
                                         ---------------------------------------
                                       Title:
                                             -----------------------------------

                                       Revolving Commitment:   $10,000,000

Acknowledged and agreed to this
25th day of March, 2003.

SOUTHERN ENERGY HOMES, INC.
AL/TEX HOMES, INC.
WENCO FINANCE, INC.
MH TRANSPORT, INC.
SOUTHERN ENERGY HOMES RETAIL
  CORP.



Each By
       ------------------------------
Title
     --------------------------------

                                 ACKNOWLEDGMENT

                  Each of the undersigned as of the date first written above (a) consents and agrees to the foregoing Amendment No. 4, (b) reaffirms its obligations under its Guaranty in favor of the Agent and the other Lenders and under the other Loan Documents to which it is a party, and (c) agrees that each reference in the Loan Documents to which it is a party to the Loan Agreement shall be a reference to the Loan Agreement as amended by Amendment No. 4.



Dated: March 25, 2003



                                       SOUTHERN ENERGY HOMES OF NORTH
                                         CAROLINA, INC.
                                       SOUTHERN ENERGY HOMES OF
                                         PENNSYLVANIA, INC.
                                       BR AGENCY, INC.



                                       Each By
                                              ----------------------------------
                                       Title
                                            ------------------------------------